Exhibit 21.1

Select Income REIT
Subsidiaries of the Registrant

Name	State of Formation, Organization or Incorporation
Alpha BT LLC	Maryland
CRI SIR LLC	Delaware
Hawaii Metamorphosis LLC	Maryland
Hawaii MMGD LLC	Maryland
Hawaii Phoenix Properties LLC	Maryland
Higgins Properties LLC	Maryland
LTMAC Properties LLC	Maryland
Masters Properties LLC	Maryland
Orville Properties LLC	Maryland
RFRI Properties LLC	Maryland
Robin 1 Properties LLC	Maryland
SC Merger Sub LLC	Maryland
SIR 300 Billerica Inc.	Maryland
SIR Albany LLC	Delaware
SIR Ankeny LLC	Delaware
SIR Asheville LLC	Delaware
SIR Baton Rouge LLC	Delaware
SIR Bemidji LLC	Delaware
SIR Brookfield LLC	Delaware
SIR Burlington LLC	Delaware
SIR Campbell Place Inc.	Maryland
SIR Centennial LLC	Delaware
SIR Charlotte LLC	Delaware
SIR Chesterfield LLC	Delaware
SIR Chicago LLC	Delaware
SIR Chillicothe LLC	Delaware
SIR Colorado Springs LLC	Delaware
SIR Columbus LLC	Delaware
SIR Denver LLC	Delaware
SIR Ewing LLC	Delaware
SIR Fernley LLC	Delaware
SIR Fort Mill LLC	Delaware
SIR Fort Smith LLC	Delaware
SIR GP Redwood City LLC	Delaware
SIR GP San Jose (Fortune) LLC	Delaware
SIR GP San Jose (Via Del Oro) LLC	Delaware
SIR GP San Jose LLC	Delaware
SIR GP Santa Clara (Walsh) LLC	Delaware
SIR GP Santa Clara LLC	Delaware
SIR Harvey LLC	Delaware
SIR Highway 249 REIT LLC	Delaware
SIR Houston (Clay) LLC	Delaware
SIR ID Colorado Springs LLC	Delaware
SIR Irving (Freeport) LLC	Delaware
SIR Johnston LLC	Delaware
SIR Kalamazoo LLC	Delaware
SIR Lafayette LLC	Delaware
SIR Lincoln LLC	Delaware
SIR Lincolnshire LLC	Delaware

SIR MA Realty Trust (Nominee Trust)	Massachusetts
SIR McAlester LLC	Delaware
SIR Mezz Philadelphia LLC	Delaware
SIR Miami LLC	Delaware
SIR Minot LLC	Delaware
SIR Murfreesboro LLC	Delaware
SIR NE Houston LLC	Delaware
SIR North East LLC	Delaware
SIR Obetz LLC	Delaware
SIR OFC Houston LLC	Delaware
SIR Omaha LLC	Delaware
SIR Operating Partnership LP	Delaware
SIR Orange Township LLC	Delaware
SIR Parsippany (Jefferson) LLC	Delaware
SIR Philadelphia LLC	Delaware
SIR Phoenix (Dunlap) LLC	Delaware
SIR Plano (3400) LLC	Delaware
SIR Pocatello LLC	Delaware
SIR Properties REIT LLC	Maryland
SIR Properties Trust	Delaware
SIR Pueblo LLC	Delaware
SIR Redwood City LP	Delaware
SIR REIT	Maryland
SIR REIT Arlington LLC	Delaware
SIR REIT Houston LLC	Delaware
SIR REIT New Braunfels LLC	Delaware
SIR REIT Plano LLC	Delaware
SIR Roanoke LLC	Delaware
SIR Rock Hill LLC	Delaware
SIR Rockford (American) LLC	Delaware
SIR Rocklin (Office) LLC	Delaware
SIR Salt Lake City LLC	Delaware
SIR San Antonio (Ridgewood Parkway) LLC	Delaware
SIR San Jose (Fortune) LP	Delaware
SIR San Jose (Via Del Oro) LP	Delaware
SIR San Jose LP	Delaware
SIR Santa Clara (Walsh) LP	Delaware
SIR Santa Clara LP	Delaware
SIR Seattle LLC	Delaware
SIR South Point LLC	Delaware
SIR Spartanburg LLC	Delaware
SIR TIF Philadelphia LLC	Delaware
SIR TRS, Inc.	Maryland
SIR Westford LLC	Delaware
Tanaka Properties LLC	Maryland
TedCal Properties LLC	Maryland
TSM Properties LLC	Maryland
Z&A Properties LLC	Maryland